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                                 EXHIBIT 24.2

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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our reports dated
July 28, 1995, on the consolidated financial statements and the financial statement schedules included or incorporated by reference in the Applied Research Corporation Annual Report on Form 10-K for the year ended May 31, 1995, and to all references to our Firm included in this Registration Statement.




                                                 /s/ Friedman & Fuller, P.C.

                                                 FRIEDMAN & FULLER, P.C.

Rockville, Maryland
September 15, 1995